UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2006
Penford Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11488	91-1221360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7094 South Revere Parkway, Centennial, Colorado (Address of principal executive offices)	80112-3932 (Zip Code)
303-649-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into Material Definitive Agreement
On February 17, 2006, the Executive Compensation and Development Committee of the Board of Directors of Penford Corporation approved the form of stock option grant notice to be used for options granted under the Penford Corporation 2006 Long-Term Incentive Plan.
Attached as Exhibit 10.1 is the form of the Penford Corporation 2006 Long-Term Incentive Plan Stock Option Grant Notice including the Stock Option Agreement and Notice of Exercise.
Item 9.01: Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Form of Penford Corporation 2006 Long-Term Incentive Plan Stock Option Grant Notice including the Stock Option Agreement and Notice of Exercise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penford Corporation

(Registrant)

February 21, 2006	/s/ Steven O. Cordier

Steven O. Cordier
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Penford Corporation 2006 Long-Term Incentive Plan Stock Option Grant Notice including the Stock Option Agreement and Notice of Exercise.

4